Exhibit 10.1

[Ascribe Letterhead]

CONFIDENTIAL

November 5, 2020

Basic Energy Services, Inc.

80 l Cherry Street, Suite 2100

Fort Worth, TX 76102

Attention: Keith L. Schilling

Email: Keith.Schilling@basicenergyservices.com

Commitment Letter

Ladies and Gentlemen:

Basic Energy Services, Inc., a Delaware corporation (the “Company”, “you” or “your”) has advised Ascribe III Investment LLC, a Delaware limited liability company (the “Commitment Party”, “we” or “us”), that pursuant to the terms and subject to the conditions in that certain Confidential Offering Memorandum dated November 5, 2020 (as it may be supplemented and amended from time to time, the “Offering Memorandum”), you are offering to all eligible holders to exchange (the “Exchange Offer”) the Company’s outstanding 10.75% Senior Secured Notes due 2023 (the “Existing Notes”) for new 11.00% Senior Secured Notes due 2025 to be issued by you (the “New Notes”) and, in the case of Participating Holders (as defined in the Offering Memorandum), the right to subscribe to the 9.75% Super Priority Lien Senior Secured Notes due 2025 to be issued by you (the “New Super Priority Notes”). Capitalized terms used but not otherwise defined herein are used with the meanings assigned to such terms in the Offering Memorandum.

1.    Commitment.

In connection with the Exchange Offer, we hereby commit to purchase $15,000,000 aggregate principal amount of New Super Priority Notes for a cash purchase price equal to 100% of the principal amount of the New Super Priority Notes (the “Commitment”) (a) upon the terms set forth or referred to in this Commitment Letter and the Summary of Terms attached as Exhibit A and (b) subject only to the conditions set forth on Exhibit B hereto (such Exhibits A and B and, together with this letter and Exhibit C hereto, collectively, this “Commitment Letter”); provided, that the Commitment shall be reduced on a dollar-for-dollar basis by the first $15,000,000 aggregate principal amount of the New Super Priority Notes purchased by the Participating Holders in the Rights Offering at the closing thereof. Notwithstanding any other provision of the Commitment Letter to the contrary and notwithstanding any subscription by any Participating Holder for the New Super Priority Notes, we acknowledge and agree that we shall not be relieved or released from our obligation to purchase $15,000,000 aggregate principal amount of the New Super Priority Notes unless and until the Participating Holders shall have purchased their committed portion of the first $15,000,000 aggregate principal amount of New Super Priority Notes to be issued at the closing of the Rights Offering expected to occur on or about the Final Settlement Date (the “Closing Date”) and that all subscriptions that have not been delivered to the Escrow Agent as set forth in the Offering Memorandum on or prior to the Expiration Time shall be automatically void at the close of business on the Expiration Time.

2.    Commitment Cash Premium.

As consideration for the Commitment hereunder, you agree to pay to the Commitment Party on the Closing Date a commitment cash premium (the “Commitment Cash Premium”) in an amount equal to 1.25% of the aggregate principal amount of New Super Priority Notes issued to it on the Closing Date. The Commitment Cash Premium will be fully earned and due and payable on, and subject to the occurrence of, the Closing Date. The Commitment Cash Premium may be net funded against payment in full by the Commitment Party of the purchase price for its New Super Priority Notes.

3.    Expense Reimbursement.

You agree to reimburse the Commitment Party on the Closing Date (to the extent an invoice therefor is received at least three (3) business days prior to the Closing Date, or if invoiced after such date, within 30 days following receipt of the relevant invoice), for all reasonable and documented out-of-pocket expenses (limited, in the case of legal fees and expenses, to (a) the reasonable fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP acting as legal counsel to the Commitment Party and (b) if reasonably necessary, the fees, charges and disbursements of one local counsel in any relevant local jurisdiction (which may be a single firm for multiple jurisdictions)), incurred in connection with this Commitment Letter and any related documentation (including this Commitment Letter, the Offering Memorandum and the New Super Priority Notes Indenture).

4.    Representations and Warranties.

We hereby represent and warrant to you as of the date hereof and as of the Closing Date as to the matters set forth in Part A of Exhibit C hereof. You represent and warrant to us as of the date of your countersignature to this Commitment Letter and as of the Closing Date as to the matters set forth in Part B of Exhibit C hereof.

5.    Assignability; Amendments; Counterparts.

This Commitment Letter and the obligations hereunder shall not be assignable by any party hereto without the prior written consent of each other party hereto (and any attempted assignment without such consent shall be null and void), are intended to be solely for the benefit of the parties hereto, are not

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intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and Indemnified Parties to the extent expressly set forth herein) and are not intended to create a fiduciary relationship among the parties hereto. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by you and us. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter (a) is the only agreement that has been entered into among the parties hereto with respect to the matters contemplated hereby and (b) supersedes all prior understandings, whether written or oral, among us and you with respect to the matters contemplated hereby and set forth the entire understanding of the parties hereto with respect thereto. Section headings used herein are for convenience of reference only, are not part of this Commitment Letter and are not to affect the construction of, or to be taken into consideration in interpreting, this Commitment Letter.

6.    Maximum Remedy.

Notwithstanding anything to the contrary contained herein, the Company, in accepting the Commitment hereunder, agrees and acknowledges the liability and obligations of the Commitment Party hereunder shall not exceed its Commitment. The Commitment Party’s commitment, if any, to contribute or otherwise fund to the Company an amount determined pursuant to this Commitment Letter up to, but in no case exceeding, its Commitment shall be the sole and exclusive remedy of the Company against the Commitment Party and its affiliates in respect of this Commitment Letter, and the Company, on behalf of itself and its affiliates, hereby waives all other rights and remedies it may have against the Commitment Party and its affiliates (other than the Company), whether sounding in contract or tort, or whether at law or in equity, or otherwise, relating to this Commitment Letter.

7.    Indemnity.

The Company agrees to indemnify and hold harmless the Commitment Party and each of its affiliates and their respective officers, directors, employees, advisors and agents (each an “Indemnified Party”) from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable and documented fees and disbursements of a single firm of counsel to all Indemnified Parties and, if necessary, one firm of local counsel in each appropriate jurisdiction and one firm of special counsel in each appropriate specialty) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Commitment Party agreeing to backstop the Rights Offering as provided in this Commitment Letter, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from (i) such Indemnified Party’s gross negligence, bad faith or willful misconduct or (ii) such Indemnified Party’s breach of its obligations under this Commitment Letter. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, its subsidiaries, its equityholders or creditors or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not any aspect of the Rights Offering or other transactions contemplated by this Commitment Letter is consummated. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or the Company’s subsidiaries or affiliates or to the Company’s or their respective equity holders or creditors arising out of, related to or in connection with any aspect of the Rights Offering or other transactions contemplated by this

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Commitment Letter, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or breach of its obligations under this Commitment Letter. Notwithstanding any other provision of this Commitment Letter, no Indemnified Party shall be liable for any damages arising from the use by the Company of information or other materials relating to the Rights Offering communications by the Company through electronic telecommunications or other information transmission systems, other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a final and nonappealable judgment of a court of competent jurisdiction.

8.    Confidentiality.

The Company, in accepting the Commitment hereunder, agrees that it shall not make any announcement or disclosure of this Commitment Letter or the contents hereof except: (i) on a confidential basis to (a) its accountants, attorneys and other professional advisors retained in connection with the Commitment and related transactions and (b) its board of directors and advisors to the Company in connection with their consideration of the Rights Offering; (ii) after its acceptance of this Commitment Letter, (a) in filings with the SEC and other applicable regulatory authorities and stock exchanges or (b) in public announcements or investor communications made or to be made in connection with the Exchange Offer, the Rights Offering, the Consent Solicitation and related transactions; and (iii) pursuant to the order or direction of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case you shall use your commercially reasonable efforts promptly to notify the Commitment Party thereof to the extent lawfully permitted to do so); provided that the Commitment Party shall have a reasonable opportunity to review and consent to any such disclosure described in the foregoing clauses (ii)(a) and (ii)(b), such consent not to be unreasonably withheld or delayed.

9.    Termination.

This Commitment Letter, including the undersigned’s obligations to fund the Commitment, terminates upon the earliest to occur of (a) the receipt by the Company of proceeds from the sale of at least $15,000,000 aggregate principal amount of New Super Priority Notes to Participating Holders in the Rights Offering and to the Commitment Party, pursuant to its purchase of any otherwise unsubscribed portion of the New Super Priority Notes, (b) the date on which the Company provides written notice to the Commitment Party that it is terminating this Commitment Letter, (c) the date on which the Commitment Party has provided the Company with cash in the amount of the full amount of the Commitment on the terms set forth in this Commitment Letter or (d) January 4, 2021. Upon any such termination of this Commitment Letter, any obligations of the Commitment Party hereunder will terminate. Notwithstanding anything in this paragraph to the contrary, the termination of this Commitment Letter pursuant to this paragraph does not prejudice our or your rights and remedies in respect of any breach of this Commitment Letter.

10.    Governing Law; Waiver of Jury Trial.

THIS COMMITMENT LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS COMMITMENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States of America sitting in the Borough of Manhattan in the county of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Commitment Letter, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding shall be brought, heard and determined in such New York State court or, to the extent permitted by law, in such federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Commitment Letter in any such New York State or federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Notwithstanding the foregoing, the parties agree that a final judgment in any such action, suit, proceeding or claim shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that service of any process, summons, notice or document by registered mail or overnight courier addressed to any of the parties hereto at the addresses set forth above shall be effective service of process against such party for any suit, action or proceeding brought in any such court.

11.     Miscellaneous.

The expense reimbursement, indemnity, confidentiality, jurisdiction, governing law, waiver of jury trial, service of process and venue and information contained herein shall remain in full force and effect regardless of whether the New Super Priority Notes Indenture shall be executed and delivered and notwithstanding the termination or expiration of this Commitment Letter or the commitments hereunder. Subject to the preceding sentence, you may terminate this Commitment Letter upon written notice to us at any time.

Each of the parties hereto agrees that this Commitment Letter is a binding and enforceable agreement with respect to the subject matter contained herein or therein (including an obligation to negotiate in good faith); it being acknowledged and agreed that the commitment provided hereunder is subject only to those conditions set forth on Exhibit B hereto; provided that nothing contained in this Commitment Letter obligates you or any of your affiliates to issue any portion of the New Super Priority Notes.

If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter by returning to us executed counterparts hereof not later than 11:59 p.m., New York City time, on November 6, 2020. The Commitment Party’s commitment hereunder and the Commitment Party’s agreements contained herein will expire at such time in the event that they have not received such executed counterparts in accordance with the immediately preceding sentence. Notwithstanding anything in this paragraph to the contrary, the termination of this Commitment Letter pursuant to this paragraph does not prejudice our or your rights and remedies in respect of any breach of this Commitment Letter.

[Signature Pages Follow]

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The Commitment Party is pleased to have been given the opportunity to assist you in connection with this financing.

Very truly yours,

ASCRIBE III INVESTMENTS LLC

By:	/s/ Lawrence First
Name:	Lawrence First
Title:	Chief Investment Officer

Accepted and agreed to as of the date first above written:

BASIC ENERGY SERVICES, INC.

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

Exhibit A

Summary of Terms

[See Attached]

Summary of Terms

Exhibit A – Page 1

Exhibit B

Conditions

The purchase of the New Super Priority Notes by the Commitment Party shall be subject to the satisfaction (or waiver) of solely the following conditions. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Commitment Letter to which this Exhibit B is attached or on Exhibit A attached thereto.

1.    The Company shall have executed and delivered the New Super Priority Notes Indenture to which it is a party, and the New Super Priority Notes Indenture shall be in full force and effect.

2.    The Proposed Amendments Condition shall have been satisfied, and such Proposed Amendments shall be effective.

3.    Not later than substantially concurrently with the purchase of the New Super Priority Notes, the Exchange Offer shall have been consummated in accordance with the terms of the Offering Memorandum and the New Notes shall have been issued.

4.    Both before and after giving effect to the funding of the Commitment, no Event of Default under and as defined in the ABL Credit Agreement shall have occurred and be continuing under the ABL Credit Agreement.

5.    All representations and warranties of the Company in Part B of Exhibit C hereof must be true and correct in all material respects.

6.    The Commitment Party shall have received a true, complete and correct copies of the resolutions or written consent of (x) the Special Committee of the Board of Directors of the Company and (y) the Board of Directors of the Company, authorizing the offering of the New Super Priority Notes and the use of the proceeds of such offering, in part, to repay the Second Lien Promissory Note.

7.    The satisfaction of Section 2 and Section 3 of the Commitment Letter.

8.    The receipt by the Commitment Party of written notice from the Company as soon as reasonably practicable following the Expiration Time but prior to the termination of the Commitment pursuant to Section 7 of the Commitment Letter that the Company is exercising its rights to require the Commitment Party to fund its Commitment and setting forth the amount of the Commitment to be funded.

Conditions

Exhibit B – Page 1

Exhibit C

Representations and Warranties

Part A – Commitment Party

1.    We have the requisite corporate or other applicable power and authority to execute and deliver this Commitment Letter and to perform our obligations hereunder and thereunder.

2.    We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)).

3.    We are acquiring the New Super Priority Notes for our own account with the present intention of holding such New Super Priority Notes for purposes of investment, and we have no intention of selling such New Super Priority Notes in a public distribution in violation of the federal securities laws or any applicable state securities laws.

4.    No brokerage or finder’s fees or commissions are or will be payable by us to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the issuance of the New Super Priority Notes, and we have not taken any action that could cause the Company to be liable for any such fees or commissions.

5.    We acknowledge the following as of the date hereof and as of the Closing Date:

a.

The New Super Priority Notes purchased pursuant to this Commitment Letter will be issued in book-entry from originally and will be in the form of one or more global certificates, which will be deposited with, or on behalf of DTC.

b.

The New Super Priority Notes have not been and will not be registered under the Securities Act and the Exchange Act, and the rules and regulations promulgated by the SEC thereunder and may not be offered or issued, except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (and in accordance with the restrictions described in the Offering Memorandum).

c.

We have read and understand the Offering Memorandum and the documents incorporated by reference in the Offering Memorandum and understand the terms and conditions herein and therein and the risks associated with the Company and its business as described in the Offering Memorandum and the documents incorporated by reference therein. We are not relying upon any information, representation or warranty by the Company, other than as set forth in this Commitment Letter and, except as provided for in such document, has not relied upon any information provided by or investigation conducted by advisors to the Company in making our investment decision. We have, to the extent deemed necessary by us, discussed with our own advisors (i) the representations, warranties and agreements that we are making herein and (ii) the financial, tax, legal and related matters concerning an investment in the New Super Priority Notes. We acknowledge that (x) no party has made any recommendation to us as to whether or not we should enter into this Commitment Letter or make any investment in any New Super Priority Notes, (y) we have not relied on any party in making our investment decision of whether or not to enter into this Commitment Letter or make any investment in any New Super Priority

Representations and Warranties

Exhibit C – Page 1

Notes and (z) we have relied on our own examination of the Company and the terms of this Commitment Letter in determining whether or not to enter into this Commitment Letter or make any investment in any New Super Priority Notes.

d.	Each certificate representing any New Super Priority Notes shall be stamped or otherwise imprinted with legends in substantially the following form:

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

Representations and Warranties

Exhibit C – Page 2

[Regulation S Legend]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

e.

We agree that we will not offer, sell or otherwise transfer any New Super Priority Notes except in accordance with an exemption from registration, including under Rule 144 under the Securities Act, if and when available.

Part B – Company

1.    The Company is duly organized and validly existing under the laws of the state of Delaware.

2.    The Company has the requisite corporate power and authority to execute and deliver this Commitment Letter and the Company has duly authorized all requisite corporate action with respect to this Commitment Letter and the Offering Memorandum and the consummation of the transactions contemplated hereby.

Representations and Warranties

Exhibit C – Page 3